UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report: July 30, 2004

GABRIEL TECHNOLOGIES CORPORATION

(Exact name of registrant as specified in its charter)

                 Delaware                     000-23415               22-3062052

-------------------------------          ---------------            ------------------

(State or other jurisdiction        (Commission            (IRS Employer

        of incorporation)                File Number)           Identification No.)

4538 South 140th Street, Omaha, Nebraska 68137

 (Address of Principal Executive Offices) (Zip Code)

501 South Johnstone, Suite 501, Bartlesville, Oklahoma 74003

(Former Address of Principal Executive Offices (Zip Code)

(402) 614-0258

(Registrant's telephone number, including area code)

Princeton Video Image, Inc.

(Former Name or Former address, if changed since Last Report)

ITEM 1. CHANGES IN CONTROL OF REGISTRANT.

Unless otherwise indicated, or unless the context otherwise requires, all references in this Current Report to the terms “Company” “Gabriel”, “we”, “our”, or “us” shall mean Gabriel Technologies Corporation, a Delaware corporation, and our wholly-owned subsidiary, Gabriel Technologies, LLC, a Nebraska Limited Liability Company (“Gabriel LLC”).

On July 28, 2004, we acquired through a stock exchange transaction (the "Stock Exchange") Gabriel LLC based in Omaha, Nebraska.  As a result of the Stock Exchange, we issued an aggregate of ten million (10,000,000) shares of our common stock ("Common Stock") on a one-for-one basis as more particularly discussed below, to the shareholders of Gabriel LLC, representing approximately 97% of our issued and outstanding Common Stock immediately subsequent to the Stock Exchange. Upon consummation of the Stock Exchange, we assumed the business operations of the subsidiary. A copy of the Stock Exchange is filed as an exhibit to this Current Report on Form 8-K.  Through our subsidiary, we produce, market and offer state-of-the-art cargo security devices and design security protocols for the cargo transportation industry.  With the implementation of our physical security product line, the WAR-LOK Series, and our tracking Assisted GPS (AGPS) product line, Gabriel assists its customers in applying the proper security measures to the risks they are concerned with reducing.  Gabriel LLC maintains our Company website at www.gabrieltechnologies.com and www.WAR-LOK.com.

We had minimal operating activities prior to the Stock Exchange through which we acquired our subsidiary. This exchange was accounted for as a recapitalization of our Company. As a result of the exchange transaction, Gabriel, on a consolidated basis with Gabriel LLC, became the accounting survivor.

Effective July 28, 2004, the sole director of Gabriel, David Lennox, appointed Keith Feilmeier as a member of the Board of Directors.  Mr. Lennox subsequently resigned. The reconstituted Board of Directors then elected Keith Feilmeier as President, Chief Executive Officer and Chief Operations Officer, and Maurice Shanley as Secretary/Treasurer and Chief Financial Officer.

The following chart displays the corporate structure following completion of the Stock Exchange.  Gabriel owns 100% of the equity of its subsidiary as shown below.

GABRIEL TECHNOLOGIES CORPORATION

| |----100% | | | Gabriel Technologies, LLC | |----50% | | | 50% Trace LLC

The following table shows, as of July 28, 2004 and after giving effect to the Stock  Exchange, the "beneficial ownership" of Gabriel's Common Stock of (i) each  director, (ii) each executive officer, (iii) all executive officers and directors of the Company as a group and (iv) each person who owns more than 5% of the outstanding Common Stock.  Except as otherwise set forth below, the address of each of the persons listed below is c/o Gabriel Technolgies, Inc., 4838 South 140th Street, Omaha, Nebraska 68137.

--------------------------------------------------------------------------------------------------------------------

                                                                                                    Percent      Number        Note

--------------------------------------------------------------------------------------------------------------------Keith Feilmeier------Director, President                                        29%      2,996,750     1,2,3,4

                                 Chief Executive Officer

                                 Chief Operations Officer

--------------------------------------------------------------------------------------------------------------------

Maurice Shanley----Secretary/Treasurer                                         *            100,000     1,2,3

                                Chief Financial Officer

--------------------------------------------------------------------------------------------------------------------

Jerry Suess-----------Shareholder                                                   18%      1,900,000     1,2,3,5

--------------------------------------------------------------------------------------------------------------------

*  Less than 1%

(1)   On July 28, 2004, there were 10,262,339 shares of common stock of the Company outstanding. Each person named above has sole investment and voting power with respect to all shares of the common stock shown as beneficially owned by the person, except as otherwise indicated below.

(2)   Under applicable rules promulgated by the Securities and Exchange Commission (“SEC”)pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”), a person is deemed the “beneficial owner” of a security with regard to which the person, directly or indirectly, has or shares (a) the voting power, which includes the power to vote or direct the voting of the security, or (b) the investment power, which includes the power to dispose or direct the disposition of the security, in each case irrespective of the person’s economic interest in the security.  Under these SEC rules, a person is deemed to beneficially own securities which the person has the right to acquire within 60 days through (x) the exercise of any option or warrant or (y) the conversion of another security.

(3)   In determining the percent of common stock of the Company owned by a person (a) the numerator is the number of shares of common stock of the Company beneficially owned by the person, including shares the beneficial ownership of which may be acquired within 60 days upon the exercise of options or warrants or conversion of convertible securities, and (b) the denominator is the total of (i) the 10,262,339 shares of common stock of the Company outstanding on July 28, 2004, and (ii) any shares of common stock of the Company which the person has the right to acquire within 60 days upon the exercise of options or warrants or conversion of convertible securities.  Neither the numerator nor the denominator include shares which may be issued upon the exercise of any other options or warrants or the conversion of any other convertible securities.

(4)   Includes 2,996,750 shares owned by Judith Feilmeier, 20740 Timber Land Drive, Omaha, Nebraska, wife of Keith Feilmeier.

(5)   Includes 1,825,000 shares of Wayzata LLC, 30 Widewater Road, Hilton Head Island, South Carolina, all of which are beneficially owned by Jerry Suess.  Also includes 150,000 shares owned by family members living with Jerry Suess.

DESCRIPTION OF GABRIEL TECHNOLOGIES CORPORATION

The Company was founded in 1990 and was named Princeton Video Image, Inc., to develop and market a real-time video insertion system.  Through patented computer vision technology and proprietary hardware and software system, known as the Live Video Insertion System (L-VIS(R)), the Company placed computer-generated electronic images into live and pre-recorded television broadcasts of sports and entertainment programming.  These electronic images ranged from simple corporate names or logos to sophisticated multi-media 3-D animated productions.

On May 29, 2003, Princeton Video Image, Inc. filed a Voluntary Petition (“Petition”) for protection under Chapter 11 of the United States Bankruptcy Code in the U.S. Bankruptcy Court for the District of New Jersey (“Court”).  This allowed the Company to operate as a debtor-in-possession pursuant to 11 U.S.C. §§1107 and 1108 while a Plan of Reorganization was finalized.  Following the filing of the Petition, the Company filed a Motion to Sell requesting the Court’s entry of an Order pursuant to Bankruptcy Code §363(b)(f) and (m) approving the sale of substantially all of the Company’s assets and the assumption and assignment of certain executory contracts and unexpired leases to PVI Virtual Media Services, LLC. The Court approved the Motion to Sell and a closing took place on or about August 19, 2003.

On October 7, 2003, the Company filed its Plan of Liquidation and related Disclosure Statement.  On February 25, 2004, the Company filed its First Modified Plan of Liquidation and First Modified Disclosure Statement.  A Second Modified Disclosure Statement in support of the First Modified Plan was filed on April 12, 2004.  This First Modified Plan of Liquidation was confirmed on June 10, 2004, by an Order Confirming First Modified Plan of Liquidation (“Order Confirming”).

Pursuant to the Order Confirming, the Bankruptcy Court approved the reorganization and, with the exception of certain debts which funded administrative expense during the reorganization, barred by injunctive relief and stay any and all rights, claims or interest which any creditors, claimants, equity security holder, or other may have had prior to the entry of the Order Confirming.

After the Stock Exchange, Gabriel discontinued its previous business and succeeded to the business of Gabriel LLC.

DESCRIPTION OF BUSINESS

GENERAL

Overview and Business of Gabriel Technologies Corporation

Gabriel Technologies LLC was incorporated under the laws of the State of Nebraska on April 23, 2003.   On April 25, 2003 Gabriel LLC entered into an agreement to purchase all the assets of Gabriel Technologies, Inc.,  a Delaware corporation.  The assets included patent rights, inventory, contract rights and goodwill related to the development, manufacture and distribution of a security lock system used in the trucking and railroad industry.

From the date of acquiring the assets of Gabriel Technologies Corporation, Gabriel LLC continued to design, develop, produce, market and support its proprietary series of advanced locking devices under the name WAR-LOK.

Gabriel LLC provides advanced security solutions for protection of cargo being transported and in storage.  Gabriel LLC designs, develops, produces, markets and supports a proprietary series of advanced locking systems under the WAR-LOK name. Gabriel sells the WAR-LOK Series products through a direct sales force and qualified distributors in specific vertical industries.

Gabriel has acquired and developed proprietary technology for, and manufactures and sells a series of locking systems collectively known as the “WAR-LOK” Security System.  We market four series of WAR-LOK products, each of which is protected by applicable patent filings with the U.S. Patent & Trademark office.  Our current products are described as follows:

●

The WAR-LOK i-Series Intermodal Security System is a locking system for intermodal containers as used in the trucking and rail industry.  The system includes a security pin, a seal, and a proprietary seal removal tool.

●

The WAR-LOK i-Series Reusable Intermodal Security System is comprised of a reusable lock for intermodal containers, used for hauling freight via truck or rail.

●

The WAR-LOK r-Series Railroad Security System includes a special locking pin to be used for rail box cars, and auto cars.  A proprietary tool is required to remove the pin.

●

The WAR-LOK t-Series Trucking Security System includes a trailer hasp lock, kingpin lock, tractor air brake lock, trailer glad hand lock, a padlock series and two versions of a trailer security kit and a trailer door hasp, all for use in securing semi-trailers and tractors.

With the WAR-LOK System there are 260 million key combinations possible and the ability to master key 20,000 different locks. All WAR-LOK internal locking cores are designed with a flat-keyed locking system. Each component of this high security disc type cylinder has been designed to withstand the harsh environments of the transportation industry. All components are made of chrome plated hardened steel, brass or stainless steel. The WAR-LOK is pick resistant, drill resistant, and key duplication is rendered improbable.

The WAR-LOK Security System

In addition to the WAR-LOK Security System, Gabriel has established the Trace Location Service (“Trace Service”) through its subsidiary, Trace Technologies, LLC, a Nebraska Limited Liability Company (“Trace LLC”) to provide enhanced location services to devices supporting Trace LLC’s license of Qualcomm’s SnapTrack assisted-GPS technology.  The Company owns 50% of Trace LLC. The Trace Service is not yet commercially operational.  We have designed the System so that subscribers and licensees will pay a fee to access the Trace SnapTrack-based location information so that the subscriber can determine the location of enabled devices.  Gabriel is also currently developing a Trace Service WAR-LOK version of its WAR-LOK products that will be able to communicate its position and status of the lock, rail car or semi-trailer wirelessly over existing wireless communication networks.  We have identified and are currently qualifying distributors for these services.

In relation to our Trace Services we are considered to be in the development stage for accounting purposes, as we have not yet realized any commercial sales of any of our products in that specific area.

Production and Assembly

All steel castings for the WAR-LOK series are procured in China and shipped directly to Gabriel’s assembly center at Omaha, Nebraska (“Assembly Center”).  The WAR-LOK locking cores and padlock series are produced in Taiwan and shipped directly to the Assembly Center.  The assembly of the locking core and castings into the final product form is accomplished at the Assembly Center.  This is also where all key(s) are cut and assigned to locking cores.  We keep all records of key serial numbers and product numbers at our Omaha, Neb assembly center.

The WAR-LOK i and r-Series proprietary tool is manufactured and assembled by an outside manufacturer in Omaha, Neb.

Warranty

We currently offer a one-year limited warranty from the date of shipment to cover defects in materials or workmanship of our products.  Warranty service will be provided from our Assembly Center during the initial stages of our development.

Technology

The Trace Asset Tag (G-TAG) is a new product that combines accurate location positioning and wireless communications into a miniaturized tracking device.  Its small size (smaller than a garage door remote) and extended battery life, along with its unique, licensed SnapTrack assisted-GPS location gathering capabilities allow it to be used in many different demanding environments to provide discreet tracking of assets. G-TAG devices are capable of remotely providing accurate location information inside cargo trailers and containers, indoors and in urban canyons, where ordinary GPS does not operate.  In addition, we are engineering specific WAR-LOK products to support an imbedded version of the G-TAG, which will permit the user to monitor the location of the lock, and the rail car or semi-trailer on which the locking system is used.

The complete Trace Monitoring Solution integrates Global Positioning ("GPS") technology, wireless communications, licensed Qualcomm SnapTrack server data, proprietary software, data warehousing, and a secure web interface to deliver a state of the art monitoring and tracking solution.  The system can track the geographic location of any unit registered in the system, report specific activities and identify violations against customer-established parameters. This information is accessible to authorized users via a secure Internet connection using a standard web browser, and the system may be programmed for automated telephone, pager, or email notification to the appropriate authorities.

The Trace Monitoring System works as follows:

-

A licensed user/subscriber deploys the G-TAG in a shipment or attached to an asset to be tracked, or attaches a G-TAG WAR-LOK product to a cargo container in a similar manner to current locks.  The G-TAG contains a battery-powered assisted-GPS module and communications processor, and is capable of operating for extended periods without recharge.

-

The G-TAG communicates its physical location over a wireless network to the Trace hosting center, and receives SnapTrack enhanced reference information to establish an accurate location “fix” inside containers, packages and buildings. The system may be used for mobile tracking or to insure the status of cargo in a remote location.  The initial service uses the Metrocall Wireless Motorola-REFLEX two-way paging network.

-

Customers can access and maintain their tracking information, obtain maps, monitor the movement of shipments, and preprogram daily schedules and inclusion and exclusion zones through the host software via the Internet and a Web Browser.

-

Historical tracking information can be warehoused from 60 days to several years.

Intellectual Property

Gabriel Technologies Corp has filed a number of patents in the United States to protect its proprietary technology and has registered the domain names of www.gabrieltechnologies.com and www.WAR-LOK.com .

Our patents are as follows:

 (1)

Patent Name:  Security Cover System for Cargo Container Latch (hasp)

Filed on February 4, 2002

IB-10/IP-10

Cover 4 diff aspects

1. cover particular box itself

2. cover pin (one time use)

3. removal tool

4. overall system, box, pin and removal system to secure container

 (2)

Patent Name:  Rotary Lock Seal

Filed on March 13, 2003

Improvement on original pin

International PCT filing based on US application filed February 2004

 (3)

Patent Name:  Security Cover with Reusable Lock

Filed on August 26, 2003

IR-20, TL-10

 (4)

Patent Name:  King Pin Lock

Filed on October 8, 2003

Conical shaped lock with keyed application

Our executive offices are located at 4538 South 140th Street, Omaha, Nebraska 68137.  Gabriel has leased the premises on an annual basis for a _____ term expiring on _______________, 200__.  The annual fixed minimum rent is $__________________.

Employees

As of July 30, 2004, we employee 19 people, 13 of which are full-time and the remaining 6 are part-time or seasonal.  We are not subject to any bargaining agreements and we consider relations with our employees to be excellent.

Indebtedness

The Company has entered into a financial arrangement with the Bank of Nebraska for a revolving line of credit in the amount of $750,000.00 which has a maturity date from July 22, 2004, to October 5, 2004.  The interest rate is WSJP plus 2.00% adjusted daily and the current principal balance is $486,593.32.  The Bank of Nebraska currently has filed security statements and obtained the personal guarantees of Louis Rotella, Marc Kaschk, Keith Feilmeier, Gerald M. Suess, and J. Douglas Rippeto.  The revolving line is used in our operations and sales of the WAR-LOK security systems.

INDUSTRY OVERVIEW

Property

  The transportation/shipping market has seen a dramatic increase in security initiatives since the terrorism attacks of September 11, 2001.  No longer is cargo theft (estimated at $15 billion annually within the U.S. economy and a $50 billion loss globally, according to the National Cargo Security Council) the number one concern for transportation/shipping security officers. The prevention of harmful toxins and/or “dirty bombs” to disrupt the industry’s economy has been brought to the forefront of industry concerns.

The transportation security industry is a fragmented industry with a number of niche markets. Gabriel Technologies recognizes the opportunity to accommodate a number of these multiple markets with the implementation of both our physical security product line and our GPS technology/tracking product line.

RISK FACTORS

Much of the information included in this current report includes or is based upon estimates, projections or other "forward looking statement". Such forward looking statements include any projections or estimates made by us and our management in connection with our business operations. While these forward-looking statements, and any assumptions upon which they are based, are made in good faith and reflect our current judgment regarding the direction of our business, actual results will almost always vary, sometimes materially, from any estimates, predictions, projections, assumption or other future performance suggested herein.

Such estimates, projections or other "forward looking statements" involve various risks and uncertainties as outlined below. We caution the reader that important factors in some cases have affected and, in the future, could materially affect actual results and cause actual results to differ materially from the results expressed in any such estimates, projections or other "forward looking statements".

Our new business operations will be subject to a number of risks and uncertainties, including those set forth below:

We will require significant additional financing, the availability of which cannot be assured.

Although we have begun the initial stages of testing of the Trace Location Service and the Trace Asset Tag, there is no assurance that it will be able to successfully develop sales of its systems and thus we will have no way to evaluate the likelihood that we will be able to operate the business successfully.

Potential investors should be aware of the difficulties normally encountered in developing and commercializing new industrial products and the high rate of failure of such enterprises. The likelihood of success must be considered in light of the problems, expenses, difficulties, complications and delays encountered in connection with the commercialization process that we plan to undertake. These potential problems include, but are not limited to, unanticipated problems relating to development, manufacture licensing and financing of the Trace products.

It is anticipated that we will incur increased operating expenses without realizing any revenues. It is therefore expected that we will incur significant losses into the foreseeable future. If we are unable to generate significant revenues from the business, or if the business is found to be unmarketable, we will not be able to earn profits or continue operations.

There is no history upon which to base any assumption as to the likelihood that we will prove successful in our new venture, and there is no assurance that we will be able to generate any operating revenues or ever achieve profitable operations. If we are unsuccessful in addressing these risks, the business will most likely fail.

We may face larger and better-financed competitors.

Although management is not aware of similar products which would compete directly with Gabriel through our WAR-LOK series products, the Trace Location Service, and the Trace Asset Tag, it is anticipated that larger, better-financed companies will develop products similar or superior to our systems. Such competition will potentially affect our chances of achieving profitability, and ultimately adversely affect our ability to continue as a going concern.

If a market for our common stock does not develop, stockholders may be unable to sell their shares.

There is currently a limited market for our common stock, which trades on the “Pink Sheets”.  Trading of stock on the Pink Sheets is frequently thin and highly volatile.  There is no assurance that a market will develop in the stock after the corporate reorganization, in which case it will be difficult for stockholders to sell their stock.

Penny stock rules will limit the ability of our stockholders to sell their stock.

The Securities and Exchange Commission has adopted regulations which generally define "penny stock" to be any equity security that has a market price (as defined) less than $5.00 per share or an exercise price of less than $5.00 per share, subject to certain exceptions. Our securities are covered by the penny stock rules, which impose additional sales practice requirements on broker-dealers who sell to persons other than established customers and "accredited investors". The term "accredited investor" refers generally to institutions with assets in excess of $5,000,000 or individuals with a net worth in excess of $1,000,000 or annual income exceeding $200,000 or $300,000 jointly with their spouse. The penny stock rules require a broker-dealer, prior to a transaction in a penny stock not otherwise exempt from the rules, to deliver a standardized risk disclosure document in a form prepared by the SEC which provides information about penny stocks and the nature and level of risks in the penny stock market. The broker-dealer also must provide the customer with current bid and offer quotations for the penny stock, the compensation of the broker-dealer and its salesperson in the transaction and monthly account statements showing the market value of each penny stock held in the customer's account. The bid and offer quotations, and the broker-dealer and salesperson compensation information, must be given to the customer orally or in writing prior to effecting the transaction and must be given to the customer in writing before or with the customer's confirmation. In addition, the penny stock rules require that prior to a transaction in a penny stock not otherwise exempt from these rules, the broker-dealer must make a special written determination that the penny stock is a suitable investment for the purchaser and receive the purchaser's written agreement to the transaction. These disclosure requirements may have the effect of reducing the level of trading activity in the secondary market for the stock that is subject to these penny stock rules. Consequently, these penny stock rules may affect the ability of broker-dealers to trade our securities. We believe that the penny stock rules discourage investor interest in and limit the marketability of our common stock.

NASD sales practice requirements may also limit a stockholder's ability to buy and sell our stock.

In addition to the "penny stock" rules described above, the NASD (National Association of Securities Dealers Inc.) has adopted rules that require that in recommending an investment to a customer, a broker-dealer must have reasonable grounds for believing that the investment is suitable for that customer. Prior to recommending speculative low priced securities to their non-institutional customers, broker-dealers must make reasonable efforts to obtain information about the customer's financial status, tax status, investment objectives and other information. Under interpretations of these rules, the NASD believes that there is a high probability that speculative low priced securities will not be suitable for at least some customers. The NASD requirements make it more difficult for broker-dealers to recommend that their customers buy our common stock, which may limit your ability to buy and sell our stock and have an adverse effect on the market for its shares.

We could lose our competitive advantages if we are not able to protect any proprietary technology and intellectual property rights against infringement, and any related litigation could be time-consuming and costly.

Our success and ability to compete depends to a significant degree on our proprietary technology incorporated in security systems. Other than filing four (4) patents in the United States and registering the domain names www.gabrieltechnologies.com and www.war-lok.com, we have not taken any action to protect our proprietary technology.  If any of our competitors copies or otherwise gains access to our proprietary technology or develops similar technologies independently, we would not be able to compete as effectively. We also consider our service marks, particularly our family of unregistered trademarks including WAR-LOK, Trace Location Service and Trace Asset Tag, invaluable to our ability to continue to develop and maintain the goodwill and recognition associated with our brand. The measures we take to protect the proprietary technology, and other intellectual property rights, which presently are based upon a combination of copyright, trade secret and trademark laws, may not be adequate to prevent their unauthorized use. Further, the laws of foreign countries may provide inadequate protection of such intellectual property rights.

We may need to bring legal claims to enforce or protect such intellectual property rights. Any litigation, whether successful or unsuccessful, could result in substantial costs and diversions of resources. In addition, notwithstanding any rights we have secured in our intellectual property, other persons may bring claims against us that we have infringed on their intellectual property rights, including claims based upon the content we license from third parties or claims that our intellectual property right interests are not valid. Any claims against us, with or without merit, could be time consuming and costly to defend or litigate, divert our attention and resources, result in the loss of goodwill associated with our service marks or require us to make changes to our website or other of our technologies.

Our services may become obsolete and unmarketable if we are unable to respond adequately to rapidly changing technology and customer demands.

Our industry is characterized by rapid changes in technology and customer demands. As a result, our products may quickly become obsolete and unmarketable. Our future success will depend on our ability to adapt to technological advances, anticipate customer demands, develop new products and enhance our current products on a timely and cost-effective basis. Further, our products must remain competitive with those of other companies with substantially greater resources. We may experience technical or other difficulties that could delay or prevent the development, introduction or marketing of new products or enhanced versions of existing products. Also, we may not be able to adapt new or enhanced services to emerging industry standards, and our new products may not be favorably received.

Unless we can establish significant sales of our current products, our potential revenues may be significantly reduced.

We expect that a substantial portion, if not all, of our future revenue will be derived from the sale of our security products. We expect that these product offerings and their extensions and derivatives will account for a majority, if not all, of our revenue for the foreseeable future. Broad market acceptance of our security products is, therefore, critical to our future success and our ability to generate revenues. Failure to achieve broad market acceptance of our security products, as a result of competition, technological change, or otherwise, would significantly harm our business. Our future financial performance will depend primarily on the successful introduction and market acceptance of our current security product offerings, and on the development, introduction and market acceptance of any future enhancements. There can be no assurance that we will be successful in marketing our current product offerings or any new product offerings, applications or enhancements, and any failure to do so would significantly harm our business.

Our revenues may be significantly reduced due to the economic conditions of customers, suppliers, and competitors.

Other factors, many of which are beyond our control may contribute to fluctuations in quarterly operating results, including the timing of product introductions or enhancements, our suppliers and our competitors, competition and pricing, market acceptance of new products, reduction in demand for existing products, product quality problems, personnel changes, and general economic conditions.

The sales cycle for our products typically ranges from one to 100 weeks. However, signing of new customers may be delayed for a number of reasons outside of our control. Since our products are generally sent when orders are received, we have historically operated without significant backlog. In addition, we currently intend to increase operating expenses in anticipation of continued growth and to fund expanded product development efforts. To the extent such expenses come before, or are not subsequently followed by, increased revenues, our business, financial condition and results of operations could be materially and adversely affected.

Any event which adversely affects the sale of our product or service may adversely affect our ability to general revenues.

Our revenues are currently derived from sales of products along with all supporting services.

In the near term, our products and related support services are expected to continue to account for substantially all of our revenues. Any event that adversely affects the sale of products or services, a change in the competitions' product strategies, significant quality problems, negative publicity or evaluation, reduced market acceptance or obsolescence of our products, or changes in environments in which the Company operates could have a material adverse effect on our business, financial condition and results of operations.

Our business depends substantially upon the capital expenditures relating to technology of small, midsize and large companies and organizations. A recession or other adverse event affecting the marketplace for technology spending in the United States and Canada could impact such demand, forcing the companies in our target market to curtail or postpone such expenditures. Any adverse change in the amount or timing of electronic surplus expenditures by our target customers could have a material adverse effect on our business, financial condition and results of operations.

The loss of key personnel would have a material adverse affect upon the Company

Our success depends to a significant extent upon a number of key employees and members of senior management of the Company, namely Keith Feilmeier and Maurice Shanley. The loss of service of one or more of these key employees could have a materially adverse affect. We believe that our future success is highly reliant upon recruiting exceptionally skilled technical, managerial and marketing personnel. Competition for such personnel is intense. There can be no assurance that we will be successful in attracting and retaining the personnel we require.

We have limited working capital and need for additional financing

Because we have limited working capital and need additional financing, we could be adversely affected if we are unable to obtain additional funds.  We expect to require additional funding in the near term to fund our plans for expansion and our existing operations. We are not currently generating profits and need cash for administrative expenses, payment on our debts and our proposed acquisition program. There can be no assurances that any additional financing will be available to us on acceptable terms, if at all. The inability to obtain financing could have a material adverse effect on our operating results, and as a result we could be required to significantly reduce our operations, seek a merger partner or sell additional securities on terms that may be disadvantageous to stockholders.

If we make an acquisition in the future, our operations could be materially affected and your ownership potentially diluted

As part of our business strategy, we expect to review acquisition prospects that complement our existing product offerings, augment market coverage or enhance technological capabilities that may otherwise present growth opportunities to our competitors. Acquisitions could result in potentially diluting issuances, equity securities, the incurrence of debt and contingent liabilities or amortization expenses related to goodwill and other intangible assets, any of which could materially adversely affect operating results and/or the price of our Common Stock. Acquisitions entail numerous risks, including difficulties in the assimilation of acquired operations, technologies and products, diversion of management's attention from other business concerns, risks of entering markets in which we have no or limited prior experience and potential loss of key employees of acquired organizations. No assurance can be given as to our ability to successfully integrate any businesses, products, technologies or personnel that might be acquired in the future, and the failure to do so could have an adverse effect on our business and financial condition or results of operations.

The liquidity of our Common Stock is affected by its limited trading ability

Shares of our Common Stock are traded on the Pink Sheets under the symbol "GWLK". There is currently no broadly followed established trading market for our Common Stock. An "established trading market" may never develop or be maintained. Active trading markets generally result in lower price volatility and more efficient execution of buy and sell orders. The absence of an active trading market reduces the liquidity of our shares. The trading volume of our Common Stock historically has been limited and sporadic. As a result of this trading inactivity and the exchange, the quoted price for our Common Stock on the Pink Sheets is not necessarily a reliable indicator of its fair market value. Further, if we cease to be quoted, holders would find it more difficult to dispose of, or obtain accurate quotations as to the market value of our Common Stock, and the market value of our Common Stock would likely decline.

As common shares become eligible for sale, their sale could depress the market price of our stock

Sales of a significant number of shares of our Common Stock in the public market following the merger and related transactions could harm the market price of our Common Stock. Moreover, as additional shares of our Common Stock become available for resale in the public market pursuant to the registration of the sale of the shares, and otherwise, the supply of our Common of Common Stock may be offered from time to time in the open market pursuant to Rule 144, and these sales may have a depressive effect on the market for the shares of Common Stock. In general, a person who has held restricted shares for a period of one year may, upon filing with the SEC a notification on Form 144, sell into the market Common Stock in an amount equal to the greater of one percent of the outstanding shares or the average weekly number of shares sold in the last four weeks prior to such sale. Such sales may be repeated once each three months, and any of the restricted shares may be sold by a non-affiliate after they have been held two years.

After giving effect to the Stock Exchange, certain of our principal stockholders will continue to have significant voting power and may take actions that may not be in the best interest of other stockholders

Certain of our officers, directors and principal stockholders continue to control a significant percentage of our outstanding Common Stock. If these stockholders act together, they may be able to exert significant control over our management and affairs requiring stockholder approval, including approval of significant corporate transactions. This concentration of ownership may have the effect of delaying or preventing a change in control and might adversely affect the market price of our Common Stock. This concentration of ownership may not be in the best interests of all our stockholders.

We do not anticipate paying dividends in the foreseeable future, and the lack of dividends may have a negative effect on the stock price

We have never declared or paid any cash dividends or distributions on our Common Stock. We currently intend to retain our future earnings to support operations and to finance expansion and, therefore, do not anticipate paying any cash dividends on our Common Stock in the foreseeable future.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

Some of the statements under "Description of Business and Industry", "Business Strategy and Intellectual Property", "Competition" and elsewhere in this Current Report on Form 8-K constitute forward-looking statements. These statements involve known and unknown risks, uncertainties and other factors that may cause actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance, or achievements expressed or implied by such forward-looking statements.

Such factors include, among other things, those described in this Current Report on Form 8-K. In some cases, you can identify forward-looking statements by terminology such as "may," "will," "should," "could," "expects," "plans," "intends," "anticipates," "believes," "estimates," "predicts," "potential" or "continue" or the negative of such terms or other comparable terminology. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance, or achievements. Moreover, neither we nor any other person assumes responsibility for the accuracy and completeness of such statements. We are under no duty to update any of the forward-looking statements after the date of this Current Report on Form 8-K.

DIRECTORS AND EXECUTIVE OFFICERS AFTER THE CONSUMMATION

OF THE STOCK EXCHANGE

The following table sets forth certain information regarding the members of our board of directors and our executive officers and, in the case of certain directors, in compliance with Section 14(f) of the Securities Exchange Act of 1934 and Rule 14(f)-1 promulgated by the Securities and Exchange Commission. The following officers and directors will serve in such capacities at Gabriel. The sole director listed below will serve until the next annual meeting of the Gabriel stockholders.

           Name                                        Position with the Company

----------------------                               ---------------------------------

Keith Feilmeier                                   President and Sole Director

                                                           Chief Executive Officer

                                                           Chief Operations Officer

Maurice Shanley                                Secretary/Treasurer

                                                           Chief Financial Officer

The principal occupations for the past five years (and, in some instances, for prior years) of each of our directors and officers are as follows:

Keith Feilmeier, President, Sole Director, Chief Executive Officer, Chief Operations Officer

Prior to founding Gabriel Technologies, LLC, Feilmeier was one of the original founders and President of Gabriel Technologies Inc., a Delaware corporation. Feilmeier has over 30 years of senior level experience in start-ups and turn-around management.  Prior to his affiliation with Gabriel, Feilmeier was Director of Sales for the Midwest Region of ADT.  From 1997 to 1999 Feilmeier was VP of ISecureTrac.  Feilmeier was also Owner/EVP of then start-up PSI and was able to demonstrate under his leadership an increase of sales from $1 million annually to $30 million in just two years.  PSI was eventually sold to Pittney Bowes for $135 million.  Prior to his PSI endeavor, Feilmeier was Owner/EVP for Electronic Media One, an outdoor advertising company … from initial start-up to year two the company had annual revenues of $5 million.  Electronic Media One was sold to Pioneer Corporation, a Division of the Omaha World Herald and the McCarthy Group for $7.5 million.

Maurice Shanley, Secretary/Treasurer, Chief Financial Officer

Shanley is a CPA and an experienced professional with 28 years experience in a wide variety of business disciplines.  After several years in public accounting Shanley worked in a variety of companies in positions such as CFO, VP Finance and ultimately as General Manager.  His broad background in financial matters and corporation management has given him a unique perspective in problem solving and strategic planning.  His extensive experience with companies in and around real estate, construction, etc., has given him a unique blend of analytical abilities, problem solving, project and program management skills.  Shanley brings critical financial, budget and cost control skills that are of great value to our team and our clients.  He received his BS Degree from the University of Nebraska at Omaha and is a member of the Nebraska Society of CPA’s and the American Institute of CPA’s.

BOARD COMPOSITION AND COMMITTEES

As a result of the Stock Exchange, Keith Feilmeier is the sole member of the Board of Directors of the Company. Consequently, the Company does not have any independent directors and the Board of Directors does not have audit, compensation or other committees.

DIRECTOR COMPENSATION

Our sole director, Keith Feilmeier, does not receive any additional salary or other compensation for serving as a director.

INDEBTEDNESS OF DIRECTORS AND EXECUTIVE OFFICERS

None of our directors or officers or their respective associates or affiliates is indebted to us.

LEGAL PROCEEDINGS

As of the date of this Current Report on Form 8-K, there is no material proceeding as to which any director, officer, affiliate or stockholder of the Company is a party adverse to the Company.

EXECUTIVE COMPENSATION

Summary of Compensation

There were no executive officers serving as of July 30, 2004, who served as such during the previous financial year, whose salaries exceeded $100,000 per year.  The salary of Keith Feilmeier and Maurice Shanley were paid by Gabriel LLC.  Keith Feilmeier was paid a salary of 249,996 and Maurice Shanley was paid a salary of $129,996.

Long-Term Incentive Plans – Awards in Most Recently Completed Financial Year

Neither Gabriel or Gabriel LLC maintains, and at no time during either of their most recently completed financial year maintained, any long-term incentive plans.

Option/SAR Grants during the Most Recent Completed Financial Year

There were no options/SAR granted to any of Gabriel’s or Gabriel LLC’s executive officers during their most recently completed financial years, being December 31, 2003.

Aggregated Option/SAR Exercises during the Most Recently Completed Financial Year and Financial Year-End Option/SAR Values

There were no options exercised by any of Gabriel’s or Gabriel LLC’s executive officers during their most recently completed financial years, being December, 31, 2003.

Option and SAR Repricing

There were no options repriced for any of Gabriel’s or Gabriel LLC’s executive officers during their most recently completed financial years, being December 31, 2003.

Compensation of Directors

During the most recently completed financial year there were no standard or other arrangements pursuant to which any of Gabriel’s or Gabriel LLC’s directors were compensated for services provided in their capacity as directors.

Defined Benefit Plan

Neither Gabriel or Gabriel LLC has, and at no time during their most recently completed financial year had, any defined benefit or actuarial plans in respect of which any of their executive officers were eligible to participate.

Related Party Transaction

During the financial year ended December 31, 2003, neither Gabriel or Gabriel LLC acquired assets or received any services from any director, officer or promoter, except for services provided by Keith Feilmeier as Manager of Gabriel LLC.

Indebtedness of Directors, Senior Officers, Executive Officers and other Management

None of the directors, senior officers, executive officers or other management of Gabriel or Gabriel LLC or any associate or affiliate of such companies, is or has been indebted to Gabriel or Gabriel LLC by way of guarantee, support agreement, letter of credit or other similar agreement or understanding at any time since the commencement of Gabriel’s or Gabriel LLC’s last completed financial year, being December 31, 2003.

Management and Employment Contracts

As of July 30, 2004, Gabriel is not a party to any management or employment contract with any party.  As of July 30, 2004, Gabriel LLC was a party to the following employment agreements:

Name	Title/Position	Monthly Compensation

Keith Feilmeier	Director, President, Chief Executive Officer, Chief Operations Officers	$ 20,833
Maurice Shanley	Secretary/Treasurer, Chief Financial Officer	$ 10,833
John Detefsen		$ 10,417
Dan Whatcott		$ 8,333

LEGAL PROCEEDINGS

As of the date of this Current Report on Form 8-K, there are no legal proceedings and the Company has been reorganized under the Bankruptcy Plan and is no longer in Bankruptcy.

ITEM 4.

CHANGES IN REGISTRANTS CERTIFYING ACCOUNTANT

Not applicable.

ITEM 5.

OTHER EVENTS

As a result of the Company’s emergency from Bankruptcy and the Company’s name change from Princeton Video Image, Inc., to Gabriel Technologies Corporation, a new trading symbol was issued by the NASD.  Shares of the Company’s common stock will be traded on the OTC Bulletin Board under the symbol “GWLK”, effective as of the opening of business July 30, 2004.  Shares of the Company’s common stock will no longer be traded ont eh OTC Bulletin Board under the symbol “PVIIQ”.

ITEM 6.

RESIGNATION OF DIRECTORS AND APPOINTMENT OF NEW

DIRECTORS

On the 28th day of July, 2004, we received the resignation of David Lennox as Director, President, and Secretary/Treasurer.  Keith Feilmeier was appointed to serve as Director, President, Chief Executive Officer and Chief Operations Officer and Maurice Shanley was appointed to serve as Secretary/Treasurer and Chief Financial Officer.  Both Mr. Feilmeier and Mr. Shanley accepted their appointments.

ITEM 7.

FINANCIAL STATEMENTS, PRO FORMA FINANCIALS & EXHIBITS

(a)

Financial Statements of business acquired.

It is impracticable to provide the required financial statements at the time this Report is being filed.  Such financial statements will be filed as an amendment to this Report within 60 days of the due date of filing this Report.

(b)

Pro Forma Financial Information.

It is impracticable to provide the required financial statements at the time this Report is being filed.  Such financial statements will be filed as an amendment to this Report within 60 days of the due date of filing this Report.

(c)

Exhibits

(2)

Agreement and Plan of Reorganization between Gabriel Technologies Corporation and Gabriel Technologies, LLC

ITEM 8.

CHANGE IN FISCAL YEAR

Not applicable.

ITEM 9.

REGULATION FD DISCLOSURE

Not applicable.

ITEM 10.

AMENDMENTS TO THE REGISTRANT’S CODE OF ETHICS, OR

WAIVER OF A PROVISION OF THE CODE OF ETHICS

Not applicable.

ITEM 11.

TEMPORARY SUSPENSION OF TRADING UNDER REGISTRANT’S

EMPLOYEE BENEFIT PLANS

Not applicable.

ITEM 12.

RESULTS OF OPERATIONS AND FINANCIAL CONDITION

Not applicable.

*****

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

GABRIEL TECHNOLOGIES CORPORATION

Date:  July 30, 2004

By:

Keith Feilmeier, Director, President, Chief

Executive Officer and Chief Operations Officer